EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                         IAI CAPITAL APPRECIATION FUND,
                            IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997

                                   (UNAUDITED)






                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


  Chairman's Letter.............................. 2

  Fund Managers' Reviews

      IAI CAPITAL APPRECIATION FUND.............. 4

      IAI EMERGING GROWTH FUND................... 6

      IAI GROWTH FUND............................ 8

      IAI MIDCAP GROWTH FUND.................... 10

  Fund Portfolios

      IAI CAPITAL APPRECIATION FUND............. 12

      IAI EMERGING GROWTH FUND.................. 14

      IAI GROWTH FUND........................... 17

      IAI MIDCAP GROWTH FUND.................... 19

  Notes to Fund Portfolios...................... 21

  Statements of Assets and Liabilities.......... 26

  Statements of Operations...................... 28

  Statements of Changes in Net Assets........... 30

  Financial Highlights

      IAI CAPITAL APPRECIATION FUND............. 32

      IAI EMERGING GROWTH FUND.................. 33

      IAI GROWTH FUND........................... 34

      IAI MIDCAP GROWTH FUND.................... 35

  Notes to Financial Statements................. 36

  IAI Mutual Fund Family........................ 42

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors...................... Inside Back Cover

                                CHAIRMAN'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

A DAY FOR BUYING OPPORTUNITIES ECONOMIC OUTLOOK

[PHOTO]
NOEL P. RAHN
CHAIRMAN

In life, traumatic events grip our attention, sometimes compelling us to make quick decisions, often rewarding us for remaining calm. As time passes, we collect ourselves and attain a perspective.

The stock market is a case in point. The last few days of October broke records for points lost and gained--and for trading volume, which reached a billion shares per day. But now that we've had some time to reflect, what really happened? And what does it mean over the long term?

The problem began in Southeast Asia, as those booming economies increasingly became overbuilt. Investors, seeing trouble ahead, withdrew their money, causing downward pressure on currencies in Thailand and Malaysia. The governments attempted to boost their currencies by raising interest rates. That caused investors in these fragile stock markets to flee. Once the panic spread to Hong Kong, investors throughout the world reacted.

In the United States, investors who were having a good year so far in 1997 decided to lock in their profits. Many of the best performers in recent years, such as technology companies which do a great deal of business in Asia, were hit hard. Small capitalization stocks held up better, as did large cap companies like retailers who do their business exclusively in the United States.

The October 27 sell-off was inevitably compared with the stock market of 1987. But there really was no comparison. In percentage terms, this year's fireworks amounted to a 7% drop. In comparison, the 1987 sell-off was 22% in one day.

But there are other fundamental differences too, which make the events of October 27, 1997, much less worrisome. Ten years ago, inflation was in the mid-single digits and rising. Today, some economists would argue that there is no inflation at all--in fact, there may even be deflation. In 1987, interest rates were in the double digits and rising. Today, the 30-year U.S. Treasury bond yields about 6%. In 1987, the federal budget deficit was mushrooming. Today, the deficit has virtually been wiped out, and there's talk of a surplus. The American economy is much stronger today than it was a decade ago.

Perhaps most importantly, investors, rather than running scared and selling at the bottom, increasingly look at days like October 27 as a buying opportunity.

Even with the events of late October, the stock market has turned in an above-average performance for 1997. Historically, stocks have produced average annual returns of 10-12%. Viewed over this decade, and since the bull market began in 1982, investors have truly enjoyed excellent results.

We believe the turmoil that occurred on October 27 will prove to be a relatively minor event. True, it was a very strong reaction to external events. But the environment continues to be a good one for U.S. investors. The economy continues to grow at a 3-4% rate without inflation. Interest rates are low and corporate profits continue to grow, although more slowly than in recent years. And the markets in Asia appear to have stabilized for now.

The recent volatility is a great reminder to dollar-cost average into the markets. Mutual funds make it easy to invest a fixed amount of money periodically. When the market is down, that fixed investment buys more shares at bargain prices. Such an automatic process allows you to keep your long-term perspective when days like October 27th inevitably occur.

                                CHAIRMAN'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

Fundamentally, the U.S. economy is in good shape. The expansion continued at a 3.6% pace in the third quarter, making this the first time since 1983 that inflation-adjusted growth has been above 3% for four consecutive quarters. During this same time, prices rose at an annualized rate of only 1.4%--the slowest quarterly increase since 1964.

As further evidence of strength, the unemployment rate dropped to 4.7% in October, its lowest level in 24 years. Job gains were widespread throughout a majority of industries. So far in 1997, over 2.1 million new jobs have been created.

On the fiscal policy side, the federal budget deficit has declined dramatically. Tax receipts have exceeded expectations, hinting that income growth is even higher than current statistics indicate. Low inflation has allowed the Fed to follow a neutral monetary policy. The last time the Fed acted was in March of this year when the overnight rate was raised by 0.25%. A shrinking deficit and neutral monetary policy has helped long-term interest rates to drop by 1% in the last six months.

Given this favorable backdrop, U.S. financial markets have experienced above-average returns. For the 10 months through October, the stock market was up 28% and bonds had returned about 8%.

Unfortunately, this good news has recently been overshadowed by turmoil overseas. Currency devaluation and falling stock prices in the Asian Pacific region quickly became a global event. In typical fashion, markets have led economics. The events in October were a dramatic reintroduction of risk premiums into the global investment equation. While some investors clearly suffered substantial losses, the impact so far has been more psychological than fundamental. Falling markets are likely to lead to slower growth and rising financial problem in the afflicted economies. Although market volatility will continue, the economic impact will be less invasive for the major economies of Europe and North America. Global growth and inflation may be mildly lower. However, as markets stabilize, investors are likely to refocus on positive fundamentals.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND

IAI CAPITAL APPRECIATION FUND

[PHOTO]
MARTIN J. CALIHAN, CFA
IAI CAPITAL APPRECIATION
FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

[BAR CHART]

TECHNOLOGY SERVICES           16.5%
COMMERCIAL SERVICES           14.1%
FINANCIAL                     13.9%
ELECTRONIC TECHNOLOGY         11.6%
PROCESS INDUSTRIES             7.0%


WHAT IS THE FUND'S OBJECTIVE?

The investment objective of the IAI Capital Appreciation Fund is long-term capital appreciation. It is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. In general, the IAI Capital Appreciation Fund will concentrate on small-capitalization companies that have superior performance records, solid market positions, strong balance sheets and a management team capable of sustaining growth.

HOW HAS THE FUND PERFORMED?

The IAI Capital Appreciation Fund returned 15.48% in the third quarter, trailing the 16.92% return delivered by its benchmark Russell 2000 Growth Index. For the six months ended September 30, 1997, the Portfolio is up 41.59%, compared to the Russell 2500 Growth Index and the S&P 500 which had returns of 35.59% and 26.38% respectively.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

We are pleased that the Fund has delivered strong performance this year. Our style is based on investing in well-managed companies with attractive business models that can deliver strong earnings growth regardless of the economic environment. This style served us very well in 1996 when investors were concerned about an economic slowdown. On the other hand, small cap investors have favored economically cyclical issues thus far in 1997; this bias was especially prevalent in July and August. Thus, the Fund has been fighting a headwind, so we are pleased with its performance. During the third quarter, nine stocks in the Fund rose more than 30%. The best performer was Mastech (4.05%)*, a Pittsburgh-based provider of customized software programming services. In a strong technology sector, investors obviously recognized Mastech's compelling prospects. The second-best performer was Emergent Group (2.83)%*, which originates and packages home equity loans from its base in Greenville, South Carolina. Emergent possesses an excellent business model, spectacular management strength, a strong balance sheet, and is growing at a rapid rate.

     On the other hand, three stocks in the Fund fell by 20% or more during the quarter. In each of the three cases, further research has made us confident that the setbacks are temporary, so we have added to the positions.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

WHAT IS YOUR OUTLOOK FOR THE FUND?

Over the long term, we are very bullish about the prospects for the Fund. We believe that attractive long-term returns can be achieved by owning a diversified group of high-quality small-cap companies able to sustain rapid growth.

     Over the short term, the factors which have driven the recent rally in the small-cap market should remain in place. Corporate earnings should be strong, inflation should remain subdued, and the tidal wave of money flowing into the stock market shows no signs of slowing.

     We also believe that the Fund has performed reasonably well in 1997 despite facing some headwinds. Knowing that the emphasis in the market always rotates, we do not think we will have to wait long for it to rotate back toward our style.

                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

          CAPITAL APPRECIATION FUND*                RUSSELL 2500    RUSSELL 2000
            (Inception 2/01/96)     S&P 500 INDEX   GROWTH INDEX    GROWTH INDEX
--------------------------------------------------------------------------------
2/1/96            $ 10,000            $ 10,000        $ 10,000        $ 10,000
3/31/96           $ 11,240            $ 10,196        $ 10,667        $ 10,663
9/30/96           $ 14,841            $ 10,987        $ 11,366        $ 11,190
3/31/97           $ 13,900            $ 12,229        $ 10,554        $ 10,042
9/30/97           $ 19,683            $ 15,455        $ 14,310        $ 13,803


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                                                 Since Inception
                                    Six Months**       1 Year       2/01/96
--------------------------------------------------------------------------------
IAI CAPITAL APPRECIATION FUND*         41.59%          32.62%         50.26%
--------------------------------------------------------------------------------
Russell 2500 Growth Index(1)           35.59%          25.91%         23.99%
--------------------------------------------------------------------------------
Russell 2000 Growth Index              37.44%          23.35%         21.33%
--------------------------------------------------------------------------------
S&P 500 Index                          26.38%          40.67%         29.85%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* FEES AND EXPENSES WERE VOLUNTARILY WAIVED TO 1.25% OF AVERAGE DAILY NET ASSETS, THROUGH MARCH 31,1997.
** NOT ANNUALIZED

(1) THE RUSSELL 2500 GROWTH INDEX WILL BE REPLACED WITH THE RUSSELL 2000 GROWTH INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE RUSSELL 2000 GROWTH INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.


TOP TEN HOLDINGS(2)

                                                              % of Net Assets
                                                            -------------------
Issue                             Sector                     9/30/97    3/31/97
-------------------------------------------------------------------------------
Strayer Education                Commercial Services          4.81        3.11
Computer Products                Electronic Technology        4.27        2.41
Mastech                          Technology Services          4.05        2.77
Aftermarket Technology           Consumer Durables            3.84        4.36
Coach USA                        Consumer Services            3.58        6.23
Advanced Lighting Technologies   Non-Energy Minerals          3.28        4.73
Zebra Technologies Class A       Producer Manufacturing       3.22        1.82
Black Box                        Technology Services          3.14        2.28
Xomed Surgical Products          Health Technology            3.11        2.98
CCC Information Services         Technology Services          3.00        2.59
-------------------------------------------------------------------------------
TOTAL                                                        36.30       33.28

(2)  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND

IAI EMERGING GROWTH FUND

[PHOTO]
DAVID M. HIMEBROOK,
CFA
IAI EMERGING GROWTH
FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

[BAR CHART]

TECHNOLOGY SERVICES           22.0%
COMMERCIAL SERVICES           14.5%
HEALTH SERVICES               13.9%
ELECTRONIC TECHNOLOGY         13.5%
RETAIL TRADE                  12.0%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Emerging Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of small- and medium-sized companies. These companies are in the early stages of their life cycles and have demonstrated or have the potential for above-average capital growth.

HOW HAS THE FUND PERFORMED?

The IAI Emerging Growth Fund gained 7.13% for the third quarter, compared to the Russell 2500 Index return of 14.35%. For the six months ending September 30, 1997, the Fund returned 28.64% while the Russell 2500 and the S&P 500 indexes had returns of 31.63% and 26.38%, respectively.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND?

Were there any disappointments? The biggest contributor to the portfolio's performance was CBT Group ADR (3.55%)*, a leader in developing interactive educational and training software for the information technology industry. Watson Pharmaceuticals (2.26%)* and Vitesse Semiconductor (1.45%)* were also strong contributors to performance. Positions in Sitel (0.00%)* and Teletech Holdings (0.00%)* hurt performance during the quarter. Both companies provide telephone-based customer service programs for businesses and they announced slower than expected earnings growth.

WERE THERE ANY SIGNIFICANT CHANGES?

We continue to refresh the portfolio with new additions. In the health care sector, we added Renal Care Group (1.01%)*, which provides dialysis and nephrology services to patients with kidney disease. In the technology area we initiated positions in Anadigics (0.94%)*, a developer and manufacturer of integrated circuits; Computer Products (1.09%)*, a leading provider of power conversion and supply products for the communications and computer industries; and Viasoft (1.18%)*, a provider of software and services targeted at solving the "Year 2000" problem.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Announcements by Coca Cola and Gillette, among others, that third quarter earnings would fall short of "street expectations" created an environment which led to significant declines in the share prices of many large multinational companies. Renewed focus was then placed on the stocks of smaller companies that can demonstrate unit sales and earnings growth.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe the revenue and earnings growth produced by our companies will continue to far outpace those of the broader market and will ultimately drive our stock prices higher. The declining growth rates of some of the large blue chip stocks will continue to benefit small company stocks in both absolute and relative terms.

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

            IAI EMERGING GROWTH FUND*  RUSSELL 2500                 RUSSELL 2000
              (Inception 8/05/91)      GROWTH INDEX  S&P 500 INDEX  GROWTH INDEX
--------------------------------------------------------------------------------
 8/1/91            $ 10,000              $ 10,000      $ 10,000       $ 10,000
3/31/91            $ 11,923              $ 11,670      $ 10,631       $ 11,641
3/31/93            $ 14,534              $ 13,619      $ 12,255       $ 12,251
3/31/94            $ 16,776              $ 14,817      $ 12,431       $ 13,505
3/31/95            $ 18,489              $ 16,101      $ 14,368       $ 14,897
3/31/96            $ 28,703              $ 20,902      $ 18,987       $ 19,626
3/31/97            $ 22,111              $ 22,717      $ 22,772       $ 19,418
9/30/97            $ 28,443              $ 29,902      $ 28,781       $ 26,330


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                   Six                           Since Inception
                                 Months**    1 Year    5 Years       8/05/91
--------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND          28.64%     (9.84%)    18.71%        18.49%
--------------------------------------------------------------------------------
Russell 2500 Index(1)             31.63%     34.31%     21.18%        19.44%*
--------------------------------------------------------------------------------
Russell 2500 Growth Index         35.59%     25.91%     19.73%        17.00%*
--------------------------------------------------------------------------------
S&P 500 Index                     26.38%     40.67%     20.83%        18.70%*

+   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*   SINCE 8/01/91
**  NOT ANNUALIZED

(1) THE RUSSELL 2500 INDEX WILL BE REPLACED WITH THE RUSSELL 2500 GROWTH INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE RUSSELL 2500 GROWTH INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.


TOP TEN HOLDINGS(2)

                                                           % of Net Assets
                                                        ----------------------
Issue                          Sector                    9/30/97      3/31/97
------------------------------------------------------------------------------
CBT Group ADR                 Technology Services          3.55        3.16
Apollo Group Class A          Commercial Services          3.25        2.40
ABR Information Services      Commercial Services          2.96        2.02
HNC Software                  Technology Services          2.94        2.63
Omnicare                      Health Services              2.62        3.23
Citrix Systems                Technology Services          2.58        0.99
Oxford Health Plans           Health Services              2.50        3.70
Starbucks                     Consumer Non-Durables        2.49        3.15
Watson Pharmaceuticals        Health Technology            2.26        1.87
Concentra Managed Care        Health Services              2.20          --
------------------------------------------------------------------------------
TOTAL                                                     27.35       23.15

(2) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND

IAI GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI GROWTH FUND
CO-MANAGER

[PHOTO]
DAVID A. MCDONALD
IAI GROWTH FUND
CO-MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

[BAR CHART]

ELECTRONIC TECHNOLOGY         13.2%
FINANCIAL                     13.2%
CONSUMER NON-DURABLES          9.1%
HEALTH TECHNOLOGY              7.5%
PRODUCER MANUFACTURING         7.4%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of established companies.

HOW HAS THE FUND PERFORMED?

For the six months ending September 30, 1997, the Fund had a 19.59% return while the S&P 500 had a 26.38% return.The IAI Growth Fund performed well on an absolute basis in the third quarter, rising roughly 6.07%. By comparison the S&P 500 rose almost 7.61%. Though the Fund underperformed for the quarter, we have seen much better absolute and relative performance from the Fund since we restructured its holdings in the third quarter.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND?

Sectors which had a significant positive impact on performance were communication services, consumer cyclicals, consumer staples, and energy. Individual stocks with the greatest positive contribution were Century Telephone Enterprises (2.48%)*, HFS (2.15%)*, Cardinal Health (1.21%)* and Petroleum Geo-Services ADR (1.25%)*.

     Most of the underperformance was attributed to a couple of individual positions. Both Aetna (0.00%)* and Corning (0.74%)* reported earnings disappointment that impacted our performance. From a sector standpoint, technology, financials and health care adversely impacted performance.

WERE THERE ANY SIGNIFICANT CHANGES?

New positions were initiated in Thermo Electron (0.30%)*, Dollar General (0.79%)*, Cardinal Health (1.21%)*, Campbell Soup (1.02%)*, Amoco (0.79%)*,
Galileo International (1.62%)* and Lexmark International (0.73%)*. We continued to eliminate holdings suffering from excess valuations and/or deteriorating fundamentals. Included in this group are Reynolds & Reynolds (0.00%)*, Warnaco Group (0.00%)*, WorldCom (0.00%)* and Union Pacific Resources Group (0.00%)*. The result of this activity is a stronger, higher quality portfolio.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

WHAT IS YOUR OUTLOOK FOR THE FUND?

We like the quality of the portfolio as it now stands and are heartened by its recent improved performance. Moreover, we are encouraged by the recent broadening in the overall market beyond the narrow list of the "Nifty 50" stocks that have driven the indices over the past 24-36 months.

     The actions we have been taking to strengthen the Fund have had a positive impact on results. We will continue to look for growth companies that can sustain the improvement in reported results.

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

               IAI GROWTH FUND
             (Inception 8/06/93)     S&P 500 INDEX*
---------------------------------------------------
    8/6/93          $ 10,000           $ 10,000
   3/31/94          $  9,700           $ 10,142
   3/31/95          $ 10,990           $ 11,723
   3/31/96          $ 12,970           $ 15,491
   3/31/97          $ 14,060           $ 18,580
   9/30/97          $ 16,815           $ 23,481


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                                            Since Inception
                                Six Months**      1 Year        8/06/93
-----------------------------------------------------------------------------
IAI GROWTH FUND                   19.59%          19.79%         13.33%
-----------------------------------------------------------------------------
S&P 500 Index                     26.38%          40.67%         22.74%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/93
** NOT ANNUALIZED


TOP TEN HOLDINGS(1)

                                                              % of Net Assets
                                                            -------------------
Issue                             Sector                     9/30/97    3/31/97
-------------------------------------------------------------------------------
USA Waste Services               Industrial Services          3.10        2.21
General Electric                 Producer Manufacturing       3.03        1.35
Tyco International               Producer Manufacturing       2.74        2.29
CUC International                Consumer Services            2.62        2.45
First Data                       Technology Services          2.51        3.29
Century Telephone Enterprises    Utilities                    2.48        2.16
Intel                            Electronic Technology        2.40        1.30
Norwest                          Financial                    2.27        3.27
Fannie Mae                       Financial                    2.20        1.05
HFS                              Consumer Services            2.15        2.41
-------------------------------------------------------------------------------
TOTAL                                                        25.50       21.78

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND

IAI MIDCAP GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI MIDCAP GROWTH
FUND MANAGER

TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

[BAR CHART]

PRODUCER MANUFACTURING        13.4%
FINANCIAL                     10.3%
TECHNOLOGY SERVICES            8.3%
ELECTRONIC TECHNOLOGY          8.3%
CONSUMER SERVICES              7.1%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Midcap Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of medium-sized companies. The Fund defines "medium" as companies with market capitalizations (stock price multiplied by the number of shares outstanding) between $500 million and $5 billion.

HOW HAS THE FUND PERFORMED?

The IAI Midcap Growth Fund generated strong absolute returns in the third quarter of roughly 10.93%. This compares to S&P Midcap Index returns of 16.08%. Our relative underperformance was the result of an underweighted position in financials and the impact of higher than normal cash levels. In the six months ended September 30, 1997, the Fund had a return of 20.69% while the S&P Midcap and S&P 500 indexes had a returns of 33.14% and 26.38%, respectively.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Our higher than normal cash position came about as we decided to exit several underperforming positions during a comprehensive review of the Fund. Our review was completed in July, and we subsequently invested the excess cash in new positions over the balance of the quarter.

     The impact from an underweighting in the financial sector relative to the index also hurt performance. Here, a strong move in the bond market created a strong advance in financial stocks. We continue to believe underweighting of this sector is warranted. As we look across the quarter, we are encouraged by the fact that the underperformance was largely contained to July. Performance picked up on a relative basis in August and September.

     The portfolio was positively impacted by overweighting capital goods and some larger positions. Individual holdings with the greatest positive contribution included Minerals Technologies (3.83%)*, Century Telephone Enterprises (3.33%)*, Precision Drilling (2.67%)*, Healthcare COMPARE (2.46%)* and Analog Devices (2.00%)*.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND?

There were many new additions during the quarter. Specifically, Alumax (1.24%)*, Hexcel (0.66%)*, Mark IV Industries (1.61%)*, Forcenergy (1.40%)*, Apache (0.56%)*, IDEX (1.49%)*, Platinum Technology (0.99%)*, Zebra Technologies (0.92%)* and ADC Telecommunications (0.44%)*. We continued to eliminate holdings based on our review of all holdings. Sold during the quarter were JLG (0.00%)*, Wang Labs (0.00%)*, Petroleum Geo-Services ADR (0.00%)*, Forest Labs (0.00%)* and Decision One Holdings (0.00%)*.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

WHAT IS YOUR OUTLOOK FOR THE FUND?

We are optimistic about the broadening of the market in midcap stocks with market capitalization of $500 million to $5 billion. We continue to focus on investing in good growth companies in this attractive segment of the market.

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

            IAI MIDCAP GROWTH FUND   S&P 500 MIDCAP
             (Inception 4/10/92)         INDEX*       S&P 500 INDEX*
---------------------------------------------------------------------------
   4/10/92          $ 10,000           $ 10,000          $ 10,000
   3/31/93          $ 11,909           $ 11,617          $ 11,527
   3/31/94          $ 13,862           $ 12,331          $ 11,693
   3/31/95          $ 16,305           $ 13,370          $ 13,515
   3/31/96          $ 20,139           $ 17,179          $ 17,859
   3/31/97          $ 20,768           $ 19,004          $ 21,420
   9/30/97          $ 25,063           $ 25,301          $ 27,072


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                               Six                           Since Inception
                             Months**    1 Year    5 Years       4/10/92
-----------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND        20.69%     16.60%     19.35%        18.27%
-----------------------------------------------------------------------------
S&P Midcap Index              33.14%     39.10%     20.24%        18.39%*
-----------------------------------------------------------------------------
S&P 500 Index                 26.38%     40.67%     20.83%        19.85%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92
** NOT ANNUALIZED


TOP TEN HOLDINGS(1)

                                                              % of Net Assets
                                                            --------------------
Issue                             Sector                     9/30/97    3/31/97
--------------------------------------------------------------------------------
Minerals Technologies            Non-Energy Minerals          3.83        2.88
Century Telephone Enterprises    Utilities                    3.33        2.59
Precision Drilling               Industrial Services          2.67        1.62
PMI Group                        Financial                    2.60        3.27
Healthcare COMPARE               Health Services              2.46          --
USA Waste Services               Industrial Services          2.27        2.27
Nuevo Energy                     Energy Minerals              2.22        1.71
Danka Business Systems ADR       Producer Manufacturing       2.21        2.93
Barnes & Noble                   Retail Trade                 2.18        2.77
Snap-On                          Consumer Durables            2.18          --
--------------------------------------------------------------------------------
TOTAL                                                        25.95       20.04

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 98.0%
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
COMMERCIAL SERVICES - 14.1%
Barnett (b)                            29,400             $   624,750
Catalina Marketing (b)                 14,100                 733,200
G&K Services Class A                   34,600               1,202,350
Lamar Advertising (b)                  20,200                 618,625
Right Management
   Consultants (b)                     60,000                 615,000
Service Experts (b)                    28,000                 757,750
Strayer Education                      73,400               3,339,700
Universal Outdoor Holdings (b)         46,000               1,725,000
Valassis Communications (b)             5,000                 159,375
                                                          -----------
                                                            9,775,750
----------------------------------------------------------------------
CONSUMER DURABLES - 4.1%
Aftermarket Technology (b)            112,500               2,671,875
Oakwood Homes                           6,000                 170,250
                                                          -----------
                                                            2,842,125
----------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.6%
Robert Mondavi Class A (b)             7,000                  383,250
----------------------------------------------------------------------
CONSUMER SERVICES - 3.6%
Coach USA (b)                          82,800               2,489,174
----------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 11.6%
Allen Telecommunications (b)           69,500               1,980,750
Centennial Cellular Class A (b)       103,600               1,774,150
Computer Products (b)                  99,800               2,969,050
Microchip Technology                    8,800                 397,375
PPT Vision (b)                         94,700                 911,488
                                                          -----------
                                                            8,032,813
----------------------------------------------------------------------
ENERGY MINERALS - 2.7%
Forcenergy (b)                         49,100               1,905,693
----------------------------------------------------------------------
FINANCIAL - 13.9%
CapMAC Holdings                        29,900                 966,144
CMAC Investment                        33,400               1,791,075
Credit Acceptance (b)                 116,300               1,613,663
Emergent Group (b)                    107,800               1,967,350
Enhance Financial Services             27,500               1,505,625
First Commonwealth (b)                 48,400                 719,950

                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
First International Bancorp (b)        35,700             $   640,368
United Assets Management                6,000                 172,125
Vesta Insurance Group                   5,000                 285,000
                                                          -----------
                                                            9,661,300
----------------------------------------------------------------------
HEALTH SERVICES - 3.5%
IMPATH (b)                             40,000               1,170,000
Patterson Dental (b)                   30,700               1,243,350
                                                          -----------
                                                            2,413,350
----------------------------------------------------------------------
HEALTH TECHNOLOGY - 6.4%
InControl (b)                          89,100                 857,588
Perclose (b)                           55,000               1,210,000
R.P. Scherer (b)                        4,000                 247,750
Xomed Surgical Products (b)           108,800               2,162,400
                                                          -----------
                                                            4,477,738
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.9%
Petroleum Geo-Services ADR (b)         20,000               1,352,500
----------------------------------------------------------------------
NON-ENERGY MINERALS - 5.6%
Advanced Lighting
   Technologies (b)                    84,400               2,278,800
Minerals Technologies                  22,700               1,011,569
Watsco                                 20,000                 625,000
                                                          -----------
                                                            3,915,369
----------------------------------------------------------------------
PROCESS INDUSTRIES - 7.0%
AptarGroup                             26,400               1,476,750
PalEx (b)                             101,800               1,565,175
Polymer Group (b)                     139,000               1,789,625
                                                          -----------
                                                            4,831,550
----------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.0%
Comfort Systems USA (b)                17,000                 323,000
Kennametal                              5,000                 242,500
Zebra Technologies Class A (b)         62,500               2,234,375
                                                          -----------
                                                            2,799,875
----------------------------------------------------------------------
RETAIL TRADE - 1.9%
Heilig-Meyers                          10,000                 153,750
Lithia Motors Class A (b)              85,000               1,179,375
                                                          -----------
                                                            1,333,125
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                             Market
                                     Quantity              Value (a)
----------------------------------------------------------------------
TECHNOLOGY SERVICES - 16.5%
American Management
   Systems (b)                         66,000             $ 1,262,250
BISYS Group (b)                        14,000                 449,750
Black Box (b)                          49,800               2,178,750
CCC Information Services (b)           98,000               2,082,500
GTECH Holdings (b)                     25,000                 854,688
INSpire Insurance Solutions (b)        68,000               1,232,500
Mastech (b)                            82,700               2,811,800
Reptron Electronics (b)                33,600                 615,300
                                                          -----------
                                                           11,487,538
----------------------------------------------------------------------
TRANSPORTATION - 0.6%
Trailer Bridge (b)                     30,000                 397,500
----------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $50,824,614)....................                   $68,098,650
----------------------------------------------------------------------

SHORT-TERM SECURITIES - 1.4%
                                    Principal       Market
         Rate      Maturity          Amount        Value (a)
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATION - 1.4%
 Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)
         5.40%      10/24/97       $1,000,000    $   996,550
----------------------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $996,550).......................          $   996,550
----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $51,821,164) (e)................          $69,095,200
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(NET) - 0.6%
   ....................................          $   396,965
----------------------------------------------------------------------
TOTAL NET ASSETS
   ....................................          $69,492,165
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 89.5%
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
COMMERCIAL SERVICES - 14.5%
ABR Information Services (b)           408,200          $  11,276,525
AccuStaff (b)                          215,602              6,791,462
Apollo Group Class A (b)               292,500             12,394,688
Cambridge Technology
   Partners (b)                        148,000              5,300,250
NOVA (b)                               110,800              2,818,475
Snyder Communications (b)              124,400              3,421,000
Sylvan Learning Systems (b)            147,650              6,478,144
U.S. Rentals (b)                       128,600              3,383,788
Wackenhut Corrections (b)              118,200              3,664,200
                                                        -------------
                                                           55,528,532
----------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.7%
Gymboree (b)                            33,800                878,800
Starbucks (b)                          226,500              9,470,531
                                                        -------------
                                                           10,349,331

----------------------------------------------------------------------
CONSUMER SERVICES - 3.0%
Landry's Seafood
   Restaurants (b)                     138,700              4,074,313
Papa John's International (b)          211,200              7,220,400
                                                        -------------
                                                           11,294,713
----------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 13.5%
Advanced Fibre
   Communications (b)                  156,424              6,413,384
Computer Products (b)                  139,000              4,135,250
Inter-tel                               59,100              3,132,300
Lattice Semiconductor (b)               87,200              5,678,900
Maxim Integrated Products (b)           94,300              6,736,556
Natural Microsystems (b)               148,000              5,624,000
P-Com (b)                              144,000              3,456,575
PairGain Technologies (b)               66,600              1,898,100
Saville Systems Ireland ADR (b)         93,400              6,561,350
Sawtek (b)                              52,300              2,418,875
Vitesse Semiconductor (b)              111,700              5,536,131
                                                        -------------
                                                           51,591,421

                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
FINANCIAL - 0.6%
Envoy (b)                               80,600          $   2,302,138
----------------------------------------------------------------------
HEALTH SERVICES - 13.9%
American Oncology
   Resources (b)                       147,200              2,373,600
Concentra Managed Care (b)             237,600              8,390,250
NCS Healthcare Class A (b)             163,500              4,169,250
Omnicare                               306,900              9,974,250
Oxford Health Plans (b)                127,000              9,509,125
PhyCor (b)                             228,062              6,628,052
Renal Care Group (b)                   106,700              3,841,200
Total Renal Care (b)                   158,900              7,945,000
                                                        -------------
                                                           52,830,727
----------------------------------------------------------------------
HEALTH TECHNOLOGY - 5.8%
Medicis Pharmaceutical
   Class A (b)                          79,000              3,624,125
MiniMed (b)                             93,200              3,658,100
Rexall Sundown (b)                     100,400              4,580,750
Urologix (b)                            74,974              1,780,633
Watson Pharmaceuticals (b)             144,300              8,621,925
                                                        -------------
                                                           22,265,533
----------------------------------------------------------------------
PRODUCER MANUFACTURING - 1.0%
Anadigics (b)                           73,000              3,599,813
----------------------------------------------------------------------
RETAIL TRADE - 12.0%
Bed Bath & Beyond (b)                  235,700              8,278,962
Express Scripts Class A (b)            128,900              6,944,488
Fastenal                               111,600              5,942,700
Goody's Family Clothing (b)             36,500              1,177,125
Henry Schein (b)                       172,350              6,161,513
Petco Animal Supplies (b)              245,600              7,705,700
Stein Mart (b)                         132,300              4,332,825
Viking Office Products (b)              99,800              2,170,650
Whole Foods Market (b)                  75,200              2,904,600
                                                        -------------
                                                           45,618,563
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
TECHNOLOGY SERVICES - 22.0%
Acxiom (b)                             247,700          $   4,319,268
Aspen Technologies (b)                  53,400              1,875,675
CBT Group ADR (b)                      168,700             13,538,175
Citrix Systems (b)                     195,500              9,842,203
Gartner Group Class A (b)               93,900              2,817,000
Harbinger (b)                          165,000              6,001,875
HNC Software (b)                       281,800             11,201,550
HPR (b)                                112,500              2,460,938
Information Management
   Resouces (b)                         59,100              1,684,350
Security Dynamics
   Technologies (b)                    159,400              5,917,725
Sykes Enterprises (b)                  193,200              5,168,100
Transaction Systems Architects
   Class A (b)                         134,800              5,476,250
Vantive (b)                             69,200              1,660,800
Viasoft (b)                             90,900              4,499,550
Visio (b)                               88,600              3,699,050
Wind River Systems (b)                  87,200              3,597,000
                                                        -------------
                                                           83,759,509
----------------------------------------------------------------------
UTILITIES - 0.5%
PriCellular Class A                    192,691              1,914,865
----------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $240,370,273)...................                 $ 341,055,145
----------------------------------------------------------------------

OTHER SECURITIES - 5.4%
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
COMMON STOCKS - 2.5%
AccessLine Technologies
   Class A (b)                          41,666          $     208,330
Advanced Fibre
   Communications (b)                   15,584                638,944
BEI Medical (b)                          1,029                     10
CardioGenesis (b)                      609,793              7,521,187
GalaGen (b) (d)                        235,309                474,383
PACE Health Management
   Systems (b) (d)                     471,473                718,996
Seurat Analytical Systems
   Class B (b) (d)                      39,898                    400
                                                        -------------
                                                            9,562,250
----------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 1.6%
AccessLine Technologies
   Series A (b)                         71,420                357,100
Intellon Series A (b)                  200,000                372,000
Intellon Series B (b)                  578,763              1,076,499
Myelos Neurosciences
   Series A (b) (d)                    500,000                500,000
Myelos Neurosciences
   Series B (b) (d)                    571,429              1,000,001
Pace Health Management
   Systems Series A (b) (d)            428,571                749,999
Seurat Analytical Systems
   Series B (b) (d)                    114,973                  1,150
Seurat Analytical Systems
   Series C (b) (d)                     59,908                    600
Tut Systems Series D (b) (d)           467,092                583,865
Tut Systems Series E (b) (d)           217,391                271,739
Tut Systems Series F (b) (d)           780,000                975,000
                                                        -------------
                                                            5,887,953
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

OTHER SECURITIES (CONT.)
                                        Ownership           Market
                                      Percentage (c)      Value (a)
----------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.3%
Alta Berkeley III, foreign (b)             1.58%        $     415,037
South Street Corporate Recovery
   Fund I (b)                              0.67                39,316
South Street Leveraged Corporate
   Recovery Fund I (b)                     1.01                28,515
Spectrum Equity Investors (b)              0.92             1,035,120
Vanguard Associates IV (b)                 1.35             3,463,890
                                                        -------------
                                                            4,981,878
----------------------------------------------------------------------

                                Principal     Market
      Rate       Maturity      Amount (c)    Value (a)
----------------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%
Accessline Technologies (b)
         12.00%  01/15/98     $ 100,000      $ 100,000
Air Communications
   Series B (b) (d)
         10.00   02/28/97       258,332             --
                                             ---------
                                               100,000
----------------------------------------------------------------------

                                                             Market
                                      Quantity (c)         Value (a)
----------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d)         3,249          $          --
GalaGen, $11.07, 03/27/01 (b) (d)          270                     --
                                                        -------------
                                                                   --
----------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine Technologies,
   $7.00, 06/03/99                      10,713                     --
AccessLine Technologies,
   $5.00, 01/15/00                      20,000                     --
GalaGen, $11.07, 06/16/99 (d)            5,687                     --
GalaGen, $11.07, 03/24/00 (d)            2,256                     --
GalaGen, $11.07, 07/09/00 (d)            1,805                     --
GalaGen, $7.00, 01/29/01 (d)            22,501                     --

                                                             Market
                                      Quantity (c)         Value (a)
----------------------------------------------------------------------
WARRANTS (CONT.)
Intellon, $2.50, 03/23/99               30,000          $          --
PACE Health Management
   Systems, $4.12, 01/31/00 (d)         21,820                     --
PACE Health Management
   Systems, $3.00, 08/31/05 (d)         35,000                     --
PACE Health Management
   Systems Series A, $1.75,
   07/25/02 (d)                        107,143                     --
                                                        -------------
                                                                   --
----------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $13,029,402)...................                  $  20,532,081
----------------------------------------------------------------------
TOTAL INVESTMENTS IN
LONG-TERM SECURITIES
(COST: $253,399,675)..................                  $ 361,587,226
----------------------------------------------------------------------

SHORT-TERM SECURITIES - 3.4%
                                  Principal           Market
      Rate       Maturity         Amount (c)         Value (a)
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATION - 3.4%
 Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)
      5.40%      10/24/97        $13,000,000        $ 12,955,150
----------------------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $12,955,150)...................              $ 12,955,150
----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $266,354,825) (e)..............              $374,542,376
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(NET) - 1.7%
   ...................................              $  6,467,269
----------------------------------------------------------------------
TOTAL NET ASSETS
   ...................................              $381,009,645
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 95.9%
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
COMMERCIAL SERVICES - 2.6%
Campbell Soup                            2,800          $     137,200
Sysco                                    5,700                210,544
                                                        -------------
                                                              347,744
----------------------------------------------------------------------
CONSUMER DURABLES - 1.8%
Newell                                   5,900                236,000
----------------------------------------------------------------------
CONSUMER NON-DURABLES - 9.1%
Coca-Cola                                2,100                127,968
Colgate-Palmolive                        3,500                243,906
Gillette                                 1,600                138,100
Pepsico                                  6,300                255,544
Philip Morris                            4,780                198,669
Procter & Gamble                         2,200                151,938
Wm. Wrigley Jr. (b)                      1,500                112,969
                                                        -------------
                                                            1,229,094
----------------------------------------------------------------------
CONSUMER SERVICES - 5.6%
CUC International (b)                   11,375                352,625
HFS (b)                                  3,900                290,307
Pittston Brink's Group                   2,900                116,181
                                                        -------------
                                                              759,113
----------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 13.2%
3Com (b)                                 4,700                240,875
Altera (b)                               1,400                 71,750
Analog Devices (b)                       5,500                184,250
Cisco Systems (b)                        1,200                 87,675
Galileo International (b)                7,800                217,912
Hewlett-Packard                          2,500                173,906
Intel                                    3,500                323,094
International Business Machines          2,100                222,469
KLA-Tencor (b)                           1,800                121,613
SBC Communications                       2,200                135,025
                                                        -------------
                                                            1,778,569
----------------------------------------------------------------------

                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
ENERGY MINERALS - 4.9%
Amoco                                    1,100          $     106,012
Chevron                                  1,700                141,419
Exxon                                    3,200                205,000
Royal Dutch Petroleum                    3,800                210,900
                                                        -------------
                                                              663,331
----------------------------------------------------------------------
FINANCIAL - 13.2%
Allstate                                 3,000                241,125
American International Group             1,500                154,781
Associates First Capital                 2,200                136,950
BankAmerica                              1,500                109,969
Citicorp                                 1,300                174,119
Fannie Mae                               6,300                296,100
MBNA                                     5,600                226,800
Norwest                                  5,000                306,250
PMI Group                                2,300                131,819
                                                        -------------
                                                            1,777,913
----------------------------------------------------------------------
HEALTH SERVICES - 1.9%
Cardinal Health                          2,300                163,300
Healthcare COMPARE (b)                   1,400                 89,425
                                                        -------------
                                                              252,725
----------------------------------------------------------------------
HEALTH TECHNOLOGY - 7.5%
Bristol-Myers Squibb                     1,700                140,675
Johnson & Johnson                        3,900                224,737
Merck & Company                          2,200                219,863
Pfizer                                   3,100                186,194
SmithKline Beecham ADR                   5,000                244,375
                                                        -------------
                                                            1,015,844
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.9%
Petroleum Geo-Services
   ADR (b)                               2,500                169,063
Schlumberger ADR                         2,500                210,468
USA Waste Services (b)                  10,490                418,289
                                                        -------------
                                                              797,820
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
NON-ENERGY MINERALS - 1.7%
Minerals Technologies                    5,000          $     222,811
----------------------------------------------------------------------
PROCESS INDUSTRIES - 4.8%
Corning                                  2,100                 99,225
E.I. du Pont de Nemours                  2,700                166,218
Kimberly-Clark                           4,400                215,325
Sigma-Aldrich                            5,000                164,688
                                                        -------------
                                                              645,456
----------------------------------------------------------------------
PRODUCER MANUFACTURING - 7.4%
Danka Business Systems ADR               4,000                178,000
General Electric                         6,000                408,375
Thermo Electron (b)                      1,000                40,000
Tyco International                       4,500                369,281
                                                        -------------
                                                              995,656
----------------------------------------------------------------------
RETAIL TRADE - 4.5%
Barnes & Noble (b)                       9,200                259,900
Dollar General                           3,125                106,445
Sears Roebuck                            1,800                102,488
Wal-Mart Stores                          3,700                135,512
                                                        -------------
                                                              604,345
----------------------------------------------------------------------
TECHNOLOGY SERVICES - 5.8%
First Data                               9,000                338,063
FIserv (b)                               5,300                232,538
Lexmark International Class A (b)        3,000                 99,000
Microsoft                                  900                119,080
                                                        -------------
                                                              788,681
----------------------------------------------------------------------

                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
UTILITIES - 6.0%
Ameritech                                1,900          $     126,350
Bellsouth                                2,800                129,500
Century Telephone Enterprises            7,600                334,400
LCI International (b)                    5,200                138,450
WorldCom (b)                             2,300                 81,363
                                                        -------------
                                                              810,063
----------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $10,362,617)...................                  $  12,925,165
----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $10,362,617) (e)...............                  $  12,925,165
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(NET) - 4.1%
   ...................................                  $     556,733
----------------------------------------------------------------------
TOTAL NET ASSETS
   ...................................                  $  13,481,898
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 95.8%
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
COMMERCIAL SERVICES - 3.0%
Bell & Howell (b)                      47,200           $   1,531,050
Reynolds & Reynolds Class A            96,770               1,880,966
                                                        -------------
                                                            3,412,016
----------------------------------------------------------------------
CONSUMER DURABLES - 5.3%
Newell                                 43,500               1,740,000
Snap-On                                54,100               2,491,981
Sola International (b)                 53,800               1,846,012
                                                        -------------
                                                            6,077,993
----------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.4%
Warnaco Class A                        12,600                 400,050
----------------------------------------------------------------------
CONSUMER SERVICES - 7.1%
Applebee's International               82,300               2,057,500
CUC International (b)                  41,700               1,292,700
Harte-Hanks Communications             52,400               1,725,924
HFS (b)                                27,600               2,054,475
Pittston Brink's Group                 24,000                 961,500
                                                        -------------
                                                            8,092,099
----------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 8.3%
ADC Telecommunications (b)             15,400                 500,500
Altera (b)                             15,000                 768,750
Analog Devices (b)                     68,100               2,281,350
Andrew (b)                             29,500                 772,530
Belden                                 24,800                 934,650
Galileo International (b)              33,300                 930,319
IDX Systems (b)                        29,000               1,002,312
KLA-Tenor (b)                          22,400               1,513,400
Xilinx (b)                             15,400                 779,625
                                                        -------------
                                                            9,483,436
----------------------------------------------------------------------
ENERGY MINERALS - 4.2%
Apache                                 15,000                 643,125
Forcenergy (b)                         41,100               1,595,193
Nuevo Energy (b)                       53,000               2,537,375
                                                        -------------
                                                            4,775,693
----------------------------------------------------------------------
FINANCIAL - 10.3%
Financial Security Assurance           42,100               1,957,650
Finova Group                           21,500               2,034,438
First Alliance (b)                     22,300                 702,450

                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
Old Republic International             50,000           $   1,950,000
PMI Group                              51,880               2,973,372
Provident Companies                    30,900               2,161,069
                                                        -------------
                                                           11,778,979
----------------------------------------------------------------------
HEALTH SERVICES - 7.0%
Covance (b)                            70,600               1,526,724
Healthcare COMPARE (b)                 44,000               2,810,500
Patterson Dental (b)                   37,900               1,534,950
Quorum Health Group (b)                88,400               2,160,275
                                                        -------------
                                                            8,032,449
----------------------------------------------------------------------
HEALTH TECHNOLOGY - 3.5%
IDEXX Laboratories (b)                 33,700                 564,475
Mentor                                 31,900               1,012,825
R.P. Scherer (b)                       39,300               2,434,144
                                                        -------------
                                                            4,011,444
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.5%
Camco International                     8,380                 584,505
Precision Drilling (b)                 47,700               3,046,838
USA Waste Services (b)                 65,000               2,591,875
                                                        -------------
                                                            6,223,218
----------------------------------------------------------------------
NON-ENERGY MINERALS - 5.2%
Alumax (b)                             34,400               1,412,550
Minerals Technologies                  98,200               4,376,038
Worthington Industries                  9,700                 196,425
                                                        -------------
                                                            5,985,013
----------------------------------------------------------------------
PROCESS INDUSTRIES - 3.5%
Bemis                                  27,500               1,230,625
BMC Industries (b)                     37,900               1,205,694
Sigma-Aldrich                          46,800               1,541,475
                                                        -------------
                                                            3,977,794
----------------------------------------------------------------------
PRODUCER MANUFACTURING - 13.4%
Danka Business Systems ADR             56,720               2,524,040
Hexcel (b)                             26,200                 751,613
IDEX                                   49,600               1,705,000
Lear (b)                               26,200               1,290,350
Mark IV Industries                     68,500               1,840,938

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                             Market
                                      Quantity             Value (a)
----------------------------------------------------------------------
PRODUCER MANUFACTURING (CONT.)
Pentair                                32,300           $   1,191,063
Roper Industries                       57,940               1,955,475
Tyco International                     23,400               1,920,263
York International                     23,800               1,065,050
Zebra Technologies Class A (b)         29,500               1,054,625
                                                        -------------
                                                           15,298,417
----------------------------------------------------------------------
RETAIL TRADE - 5.5%
Barnes & Noble (b)                     88,300               2,494,475
Heilig-Meyers                         144,000               2,214,000
Lands' End (b)                         49,600               1,528,300
                                                        -------------
                                                            6,236,775
----------------------------------------------------------------------
TECHNOLOGY SERVICES - 8.3%
Autodesk                               25,200               1,143,450
FIserv (b)                             48,900               2,145,489
GTECH Holdings (b)                     38,800               1,326,475
Intuit (b)                             35,500               1,136,000
J.D. Edwards & Company (b)              7,000                 234,500
Lexmark International
   Class A (b)                         73,400               2,422,200
Platinum Technology (b)                52,400               1,126,600
                                                        -------------
                                                            9,534,714
----------------------------------------------------------------------
UTILITIES - 5.3%
Century Telephone Enterprises          86,510               3,806,440
LCI International (b)                  85,100               2,265,788
                                                        -------------
                                                            6,072,228
----------------------------------------------------------------------
Total Investments in Common Stocks
(COST: $85,701,617)....................                 $ 109,392,318
----------------------------------------------------------------------

OTHER SECURITIES - 0.8%
                                                             Market
                                      Quantity (c)         Value (a)
----------------------------------------------------------------------
COMMON STOCK - 0.1%
GalaGen (b) (d)                        47,398           $      95,981
----------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK - 0.3%
Tut Systems Series D (b) (d)           233,546                291,933
----------------------------------------------------------------------

                                      Ownership             Market
                                     Percentage (c)        Value (a)
----------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.4%
South Street Leveraged Corporate
   Recovery Fund I (b)                  0.67%           $      19,013
Spectrum Equity Investors (b)           0.46                  517,545
                                                        -------------
                                                              536,558
----------------------------------------------------------------------

                                                             Market
                                      Quantity (c)         Value (a)
----------------------------------------------------------------------
CALL OPTION - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d)        1,083                      --
----------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $989,127).......................                 $     924,472
----------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $86,690,744)....................                 $ 110,316,790
----------------------------------------------------------------------

SHORT-TERM SECURITIES - 1.7%
                                     Principal             Market
       Rate         Maturity           Amount             Value (a)
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATION - 1.7%
Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)
       5.40%        10/24/97        $2,000,000          $   1,993,100

----------------------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $1,993,100).....................                 $   1,993,100
----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $88,683,844) (e)................                 $ 112,309,890
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(NET) - 1.7%
   ....................................                 $   1,891,648
----------------------------------------------------------------------
TOTAL NET ASSETS
   ....................................                 $ 114,201,538
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                            NOTES TO FUND PORTFOLIOS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at September 30, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1997 is shown on pages 22-24.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at September 30, 1997. A summary of transactions during the period with affiliated issuers of the Funds follows:

                           IAI EMERGING GROWTH FUND AFFILIATED ISSUERS
--------------------------------------------------------------------------------------------------------
                                     PURCHASES                 SALES
                             -----------------------------------------------     REALIZED     INVESTMENT
ISSUER                       QUANTITY        COST      QUANTITY     PROCEEDS    GAIN (LOSS)     INCOME
--------------------------------------------------------------------------------------------------------
PACE Health Management
 Systems-Warrants 7/25/02     107,143     $      --          --     $     --     $      --     $     --
PACE Health Management
 Systems-Series A Preferred   428,571     $ 749,999          --     $     --     $      --     $     --


                                       (e)
At September 30, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                        IAI CAPITAL          IAI EMERGING        IAI GROWTH         IAI MIDCAP
                                     APPRECIATION FUND       GROWTH FUND            FUND            GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
   Cost for federal tax purposes       $  51,919,945        $  266,492,307      $  10,363,523      $  88,731,672
                                       ==========================================================================

   Gross unrealized appreciation       $  18,196,564        $  115,616,508      $   2,597,168      $  25,051,466
   Gross unrealized depreciation          (1,021,309)           (7,566,439)           (35,526)        (1,473,248)
                                       --------------------------------------------------------------------------
   Net unrealized appreciation         $  17,175,255        $  108,050,069      $   2,561,642      $  23,578,218
                                       ==========================================================================

                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------
AccessLine Technologies
   Class A                   06/30/94       $  209,009
Advanced Fibre
   Communications            10/31/96            7,434
BEI Medical                  02/05/96           31,093
CardioGenesis                06/09/94        1,000,201
                             12/05/95          670,285
GalaGen                      02/26/93          750,000
                             11/29/93          250,099
                             06/17/94          351,839
                             03/22/95          133,236
                             07/07/95          104,684
                             12/14/95          124,999
PACE Health Management
   Systems                   01/11/94          750,000
                             01/31/95          201,520
                             04/27/95          150,625
                             06/20/95           75,000
                             09/17/96          637,501
Seurat Analytical Systems
   Class B                   06/28/96               --

NON-CONVERTIBLE
PREFERRED STOCKS

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine Technologies
   Series A                  06/03/94       $  499,940
Intellon Series A            03/24/94          200,163
Intellon Series B            04/03/96        1,076,676
Myelos Neurosciences
   Series A                  07/05/95          500,000
Myelos Neurosciences
   Series B                  12/06/96        1,000,001
PACE Health Management
   Systems Series A          07/07/97          500,000
                             08/12/97          250,000
Seurat Analytical Systems
   Series B                  04/29/94          100,000
                             07/05/95          130,614
Seurat Analytical Systems
   Series C                  07/05/95          125,186
                             11/08/95           50,124
                             01/22/96           75,000
                             06/28/96          108,096
                             03/19/96           75,000
                             10/18/96           46,168
Tut Systems Series D         02/17/94          400,293
                             04/08/94           20,384
Tut Systems Series E         12/21/94          250,563
Tut Systems Series F         07/30/96          975,284

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
---------------------------------------------------------
Alta Berkeley III, foreign   09/25/96        $  46,010
                             06/06/97           23,135
South Street Corporate
   Recovery Fund I           10/03/95               --
South Street Leveraged
   Corporate Recovery Fund I 10/03/95               --

                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

LIMITED PARTNERSHIPS (CONT.)

Security                 Acquisition Date       Cost
---------------------------------------------------------
Spectrum Equity Investors    05/12/94        $  63,680
                             01/03/95           50,000
                             05/11/95           11,050
                             05/22/95           70,000
                             11/16/95           85,000
                             12/13/95           35,000
                             04/17/96           25,000
                             05/15/96           70,000
                             08/14/96           40,000
                             10/22/96          100,000
                             12/12/96           25,000
                             02/12/97           42,790
                             02/26/97           50,000
                             05/05/97           40,000
                             06/10/97           25,000
                             09/30/97           25,000
Vanguard Associates IV       07/26/96           13,360

CONVERTIBLE DEBENTURES

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine
   Technologies 01/15/98     01/15/97        $ 100,000
Air Communications
   Series B 10/31/96         11/21/95           75,000
                             11/30/95           50,000
                             02/26/96           50,000
                             03/22/96           58,333
                             05/21/96           16,666
                             06/25/96            8,333

CALL OPTIONS

Security                 Acquisition Date       Cost
---------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --
GalaGen 03/27/01             12/27/96               --

WARRANTS

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine Technologies
   06/03/99                  06/03/94        $      --
AccessLine Technologies
   01/15/00                  01/15/97
GalaGen 06/16/99             12/05/94               --
GalaGen 03/24/00             04/13/95               --
GalaGen 07/09/00             07/07/95               --
GalaGen 01/29/01             01/30/96               --
                             03/27/97               --
Intellon 03/23/99            04/12/94               --
PACE Health Management
   Systems 01/31/00          03/30/95               --
PACE Health Management
   Systems 08/31/05          01/16/96               28
PACE Health Management
   Systems Series A 07/25/02 07/07/97               --
                             08/12/97               --

                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI MIDCAP GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
---------------------------------------------------------
GalaGen                      02/26/93        $ 250,000
                             11/29/93          150,027

NON-CONVERTIBLE
PREFERRED STOCK

Security                 Acquisition Date       Cost
---------------------------------------------------------
Tut Systems Series D         02/17/94        $ 200,147
                             04/08/94           10,192

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
---------------------------------------------------------
South Street Leveraged
   Corporate Recovery
   Fund I                    10/03/95        $      --
Spectrum Equity Investors    05/12/94           31,841
                             01/03/95           25,000
                             05/11/95            5,525
                             05/22/95           35,000
                             11/16/95           42,500
                             12/13/95           17,500
                             04/17/96           12,500
                             05/15/96           35,000
                             08/14/96           20,000
                             10/22/96           50,000
                             12/12/96           12,500
                             02/12/97           21,395
                             02/26/97           25,000
                             05/05/97           20,000
                             06/10/97           12,500
                             09/30/97           12,500

CALL OPTIONS

Security                 Acquisition Date       Cost
---------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENTS OF ASSETS AND LIABILITIES
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


                                                                                 IAI CAPITAL
                                                                              APPRECIATION FUND
                                                                                ------------
ASSETS

Investments in securities of unaffiliated issuers, at market
    (Cost: $51,821,164, $257,960,249, $10,362,617, and
        $88,073,478, respectively)                                              $ 69,095,200
Investments in securities of affiliated issuers, at market
    (Cost: $0, $8,394,576, $0 and $610,366, respectively)                                 --
                                                                                ------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                         69,095,200

Cash in bank on demand deposit                                                       394,592
Receivable for investment securities sold                                                 --
Dividends and accrued interest receivable                                              2,373
                                                                                ------------
    TOTAL ASSETS                                                                  69,492,165
                                                                                ------------
LIABILITIES

Payable for investment securities purchased                                               --
                                                                                ------------
    TOTAL LIABILITIES                                                                     --
                                                                                ------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                          $ 69,492,165
                                                                                ============
REPRESENTED BY:

Capital stock                                                                   $     36,386
Additional paid-in capital                                                        45,596,047
Undistributed net investment income (loss)                                          (231,003)
Accumulated net realized gain (loss)                                               6,816,699
Unrealized appreciation on investments                                            17,274,036
                                                                                ------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK     $ 69,492,165
                                                                                ============
    Shares of capital stock outstanding; authorized 10 billion shares each
        of $.01 par value stock                                                    3,638,559
                                                                                ------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                      $      19.10
                                                                                ============


                   IAI EMERGING        IAI GROWTH       IAI MIDCAP
                    GROWTH FUND           FUND          GROWTH FUND
                    -------------      -----------     -------------




                    $ 369,266,243      $12,925,165     $ 111,921,976

                        5,276,133               --           387,914
                    -------------      -----------     -------------
                      374,542,376       12,925,165       112,309,890

                        1,193,276          369,025           257,227
                        7,086,553          171,611         2,272,701
                               --           16,097            22,944
                    -------------      -----------     -------------
                      382,822,205       13,481,898       114,862,762
                    -------------      -----------     -------------


                        1,812,560               --           661,224
                    -------------      -----------     -------------
                        1,812,560               --           661,224
                    -------------      -----------     -------------
                    $ 381,009,645      $13,481,898     $ 114,201,538
                    =============      ===========     =============


                    $     189,146      $    12,048     $      62,885
                      251,429,428       10,347,562        82,085,567
                       (2,019,910)           6,011          (310,541)
                       23,223,430          553,729         8,737,581
                      108,187,551        2,562,548        23,626,046
                    -------------      -----------     -------------
                    $ 381,009,645      $13,481,898     $ 114,201,538
                    =============      ===========     =============

                       18,914,559        1,204,837         6,288,457
                    -------------      -----------     -------------
                    $       20.14      $     11.19     $       18.16
                    =============      ===========     =============


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

                            STATEMENTS OF OPERATIONS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                       SIX MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                       IAI CAPITAL
                                                                  APPRECIATION FUND
                                                                       -----------
NET INVESTMENT INCOME

   INCOME
       Dividends (net of foreign income taxes withheld of
           $0, $0, $777, and $894, respectively)                       $    34,810
       Interest                                                            194,671
                                                                       -----------
           TOTAL INCOME                                                    229,481
                                                                       -----------
    EXPENSES
       Management fees                                                     460,484
       Compensation of Directors                                             3,372
                                                                       -----------
           TOTAL EXPENSES                                                  463,856
           Less fees reimbursed by Advisers                                 (3,372)
                                                                       -----------
           NET EXPENSES                                                    460,484
                                                                       -----------
           NET INVESTMENT INCOME (LOSS)                                   (231,003)
                                                                       -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)

    Net realized gains (losses) on:
       Investment securities                                 $6,064,563
       Futures contracts                                      1,794,870
                                                             ----------
                                                                         7,859,433
    Net change in unrealized appreciation or
       depreciation on investment securities                            14,210,583
                                                                       -----------
           NET GAIN (LOSS) ON INVESTMENTS                               22,070,016
                                                                       -----------
           NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS                               $21,839,013
                                                                       ===========


           IAI EMERGING           IAI GROWTH             IAI MIDCAP
           GROWTH FUND               FUND                GROWTH FUND
           -----------            ----------             -----------




            $   23,046           $    67,020               $ 250,593
               445,518                23,496                 201,869
           -----------            ----------             -----------
               468,564                90,516                 452,462
           -----------            ----------             -----------

             2,369,781                84,505                 739,109
                20,347                   737                   6,520
           -----------            ----------             -----------
             2,390,128                85,242                 745,629
               (20,347)                 (737)                 (6,520)
           -----------            ----------             -----------
             2,369,781                84,505                 739,109
           -----------            ----------             -----------
            (1,901,217)                6,011                (286,647)
           -----------            ----------             -----------




$23,232,874             $ 554,785             $8,761,850
         --                    --                     --
-----------             ---------             ----------
            23,232,874               554,785               8,761,850

            75,641,471             1,840,405              13,340,527
           -----------            ----------             -----------
            98,874,345             2,395,190              22,102,377
           -----------            ----------             -----------

           $96,973,128            $2,401,201             $21,815,730
           ===========            ==========             ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

                       STATEMENTS OF CHANGES IN NET ASSETS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                                                                    IAI CAPITAL
                                                                                  APPRECIATION FUND
                                                                                  -----------------
                                                                            Six months            Year
                                                                               ended              ended
                                                                        September 30, 1997    March 31, 1997
                                                                        ------------------    --------------
OPERATIONS                                                                  (UNAUDITED)
    Net investment income (loss)                                             $   (231,003)     $   (292,161)
    Net realized gains (losses)                                                 7,859,433           680,376
    Net change in unrealized appreciation or depreciation                      14,210,583         2,705,202
                                                                             ------------      ------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         21,839,013         3,093,417
                                                                             ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                              --            (1,281)
    Net realized gains                                                                 --        (1,409,001)
    Tax return of capital                                                              --          (126,721)
                                                                             ------------      ------------
       TOTAL DISTRIBUTIONS                                                             --        (1,537,003)
                                                                             ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

    Net proceeds from shares sold                                              60,706,780        91,105,766
    Net asset value of shares issued for reinvestment
       of distributions                                                                --         1,494,100
    Cost of shares redeemed                                                   (57,284,018)      (59,337,277)
                                                                             ------------      ------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        3,422,762        33,262,589
                                                                             ------------      ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                 25,261,775        34,819,003

NET ASSETS AT BEGINNING OF PERIOD                                              44,230,390         9,411,387
                                                                             ------------      ------------
NET ASSETS AT END OF PERIOD                                                  $ 69,492,165      $ 44,230,390
                                                                             ============      ============
    INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF:                 $   (231,003)     $         --
                                                                             ============      ============

*COMMENCEMENT OF OPERATIONS





             IAI EMERGING                         IAI GROWTH                             IAI MIDCAP
             GROWTH FUND                             FUND                                GROWTH FUND
             -----------                             ----                                -----------
     Six months            Year          Six months             Year          Six months             Year
       ended              ended             ended              ended             ended              ended
 September 30, 1997  March 31, 1997    September 30, 1997  March 31, 1997   September 30, 1997   March 31, 1997
 ------------------  --------------    ------------------  --------------   ------------------   --------------
      (UNAUDITED)                            (UNAUDITED)                        (UNAUDITED)
    $  (1,901,217)     $  (4,923,148)     $      6,011      $    (40,368)     $    (286,647)     $    (647,104)
       23,232,874         63,520,130           554,785         3,427,226          8,761,850         22,644,795
       75,641,471       (190,788,849)        1,840,405        (1,841,255)        13,340,527        (17,970,970)
    -------------      -------------      ------------      ------------      -------------      -------------
       96,973,128       (132,191,867)        2,401,201         1,545,603         21,815,730          4,026,721
    -------------      -------------      ------------      ------------      -------------      -------------


               --                 --                --                --                 --                 --
       (5,105,932)       (99,452,610)         (796,569)       (3,996,079)       (11,564,531)       (11,905,911)
               --                 --                --                --                 --                 --
    -------------      -------------      ------------      ------------      -------------      -------------
       (5,105,932)       (99,452,610)         (796,569)       (3,996,079)       (11,564,531)       (11,905,911)
    -------------      -------------      ------------      ------------      -------------      -------------



       98,947,425        427,144,560         3,450,588        12,003,377         27,168,513        100,565,712

        5,079,399         97,552,240           793,356         3,976,886         10,895,040         11,497,214
     (201,989,451)      (559,835,441)       (4,113,491)      (18,862,443)       (62,372,203)       (98,299,543)
    -------------      -------------      ------------      ------------      -------------      -------------
      (97,962,627)       (35,138,641)          130,453        (2,882,180)       (24,308,650)        13,763,383
    -------------      -------------      ------------      ------------      -------------      -------------
       (6,095,431)      (266,783,118)        1,735,085        (5,332,656)       (14,057,451)         5,884,193

      387,105,076        653,888,194        11,746,813        17,079,469        128,258,989        122,374,796
    -------------      -------------      ------------      ------------      -------------      -------------
    $ 381,009,645      $ 387,105,076      $ 13,481,898      $ 11,746,813      $ 114,201,538      $ 128,258,989
    =============      =============      ============      ============      =============      =============
    $  (2,019,910)     $    (118,693)     $      6,011      $         --      $    (310,541)     $     (23,894)
    =============      =============      ============      ============      =============      =============



            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

                              FINANCIAL HIGHLIGHTS
                          IAI CAPITAL APPRECIATION FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
        THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:


IAI CAPITAL APPRECIATION FUND

                                                 Six months              Year            Period from
                                                    ended                ended         February 1, 1996+
                                             September 30, 1997      March 31, 1997    to March 31, 1996
                                                ------------          ------------       ------------
NET ASSET VALUE                                 (UNAUDITED)
    Beginning of period                         $      13.49          $      11.24       $      10.00
                                                ------------          ------------       ------------

OPERATIONS
    Net investment income (loss)                       (0.06)                (0.09)                --
    Net realized and unrealized gains                   5.67                  2.79               1.24
                                                ------------          ------------       ------------
       TOTAL FROM OPERATIONS                            5.61                  2.70               1.24
                                                ------------          ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                 --                    --                 --
    Net realized gains                                    --                 (0.41)                --
    Tax return of capital                                 --                 (0.04)                --
                                                ------------          ------------       ------------
       TOTAL DISTRIBUTIONS                                --                 (0.45)                --
                                                ------------          ------------       ------------

NET ASSET VALUE
    End of period                               $      19.10          $      13.49       $      11.24
                                                ============          ============       ============

Total investment return*                               41.59%                23.68%             12.40%

Net assets at end of period (000's omitted)     $     69,492          $     44,230       $      9,411

RATIOS

    Expenses to average net assets**                    1.40%***              1.25%              1.25%***
    Net investment income (loss)
       to average net assets**                         (0.70%)***            (0.80%)             0.23%***
    Average brokerage commission rate****       $     0.0597          $     0.0576                n/a
    Portfolio turnover rate
       (excluding short-term securities)                46.9%                132.5%               1.2%



 * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

 ** THE FUND'S ADVISER VOLUNTARILY WAIVED $54,841 AND $827 IN EXPENSES FOR THE YEAR ENDED MARCH 31, 1997 AND THE PERIOD ENDED MARCH 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40% AND 1.40%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (.95%) AND .08%, RESPECTIVELY.

 ***  ANNUALIZED

 **** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
      BROKERAGE COMMISSION RATE.

 +    COMMENCEMENT OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                            IAI EMERGING GROWTH FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
        THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:


IAI EMERGING GROWTH FUND
                                                                                Years ended March 31,
                                             Six months ended   ------------------------------------------------------
                                            September 30, 1997    1997         1996       1995       1994       1993
                                            ------------------  --------     --------   --------   --------   --------
NET ASSET VALUE                              (UNAUDITED)
    Beginning of period                          $  15.85       $  24.08     $  15.83   $  15.20   $  13.47   $  11.91
                                                 --------       --------     --------   --------   --------   --------

OPERATIONS

    Net investment income (loss)                    (0.10)         (0.20)       (0.09)     (0.07)     (0.10)     (0.05)
    Net realized and unrealized gains (losses)       4.62          (4.52)        8.77       1.42       2.18       2.37
                                                 --------       --------     --------   --------   --------   --------
       TOTAL FROM OPERATIONS                         4.52          (4.72)        8.68       1.35       2.08       2.32
                                                 --------       --------     --------   --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains                              (0.23)         (3.51)       (0.43)     (0.72)     (0.35)     (0.76)
                                                 --------       --------     --------   --------   --------   --------
       TOTAL DISTRIBUTIONS                          (0.23)         (3.51)       (0.43)     (0.72)     (0.35)     (0.76)
                                                 --------       --------     --------   --------   --------   --------

NET ASSET VALUE
    End of period                                $  20.14       $  15.85     $  24.08   $  15.83   $  15.20   $  13.47
                                                 ========       ========     ========   ========   ========   ========

Total investment return*                            28.64%        (22.97%)      55.20%     10.23%     15.43%     21.90%

Net assets at end of period (000's omitted)      $381,010       $387,105     $653,888   $342,874   $225,510   $131,514

RATIOS

    Expenses to average net assets                   1.23%**        1.19%        1.24%      1.25%      1.25%      1.25%
    Net investment income (loss)
       to average net assets                        (0.99%)**      (0.75%)      (0.52%)    (0.54%)    (0.77%)    (0.72%)
    Average brokerage commission rate***         $ 0.0540       $ 0.0571          n/a        n/a        n/a        n/a
    Portfolio turnover rate

       (excluding short-term securities)             21.3%          49.5%        62.8%      58.1%      76.3%      96.1%



  * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
    DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET
    VALUE.
 ** ANNUALIZED
*** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
    BROKERAGE COMMISSION RATE.



                              FINANCIAL HIGHLIGHTS
                                 IAI GROWTH FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
        THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:


IAI GROWTH FUND
                                                                      Years ended
                                              Six months                March 31,             Period from            Period from
                                                 ended            -----------------       August 1, 1994 to    August 6, 1993***
                                          September 30, 1997      1997         1996        March 31, 1995         to July 31, 1994
                                          ------------------      ----         ----        --------------         ----------------
NET ASSET VALUE                                (UNAUDITED)
    Beginning of period                          $   9.92       $  11.89     $  10.95         $   9.87                $  10.00
                                                 --------       --------     --------         --------                --------

OPERATIONS
    Net investment income (loss)                     0.01          (0.03)          --             0.04                    0.01
    Net realized and unrealized gains (losses)       1.89           1.02         1.93             1.07                   (0.13)
                                                 --------       --------     --------         --------                --------
       TOTAL FROM OPERATIONS                         1.90           0.99         1.93             1.11                   (0.12)
                                                 --------       --------     --------         --------                --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                              --             --        (0.03)           (0.03)                  (0.01)
    Net realized gains                              (0.63)         (2.96)       (0.96)              --                      --
                                                 --------       --------     --------         --------                --------
       TOTAL DISTRIBUTIONS                          (0.63)         (2.96)       (0.99)           (0.03)                  (0.01)
                                                 --------       --------     --------         --------                --------

NET ASSET VALUE

    End of period                                $  11.19       $   9.92     $  11.89         $  10.95                $   9.87
                                                 ========       ========     ========         ========                ========

Total investment return*                            19.59%          8.42%       18.01%           11.24%                  (1.21%)

Net assets at end of period (000's omitted)      $ 13,482       $ 11,747     $ 17,079         $ 26,794                $ 14,408

RATIOS
    Expenses to average net assets                   1.25%**        1.25%        1.25%            1.25%**                 1.25%**
    Net investment income (loss) to average
       net assets                                    0.09%**       (0.25%)      (0.04%)           0.61%**                 0.16%**
    Average brokerage commission rate****        $ 0.0595       $ 0.0588          n/a              n/a                     n/a
    Portfolio turnover rate

       (excluding short-term securities)             52.7%         134.2%        92.8%            68.7%                  105.4%



 *   TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A
     SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET
     ASSET VALUE.

 **  ANNUALIZED
 *** COMMENCEMENT OF OPERATIONS

 ****BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE.


                              FINANCIAL HIGHLIGHTS
                             IAI MIDCAP GROWTH FUND

                   PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                     OUTSTANDING THROUGHOUT EACH PERIOD AND
                      SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:


IAI MIDCAP GROWTH FUND

                                        Six months              Years ended March 31,                  Period from
                                           ended                ---------------------               April 10, 1992***
                                    September 30, 1997      1997         1996       1995        1994   to March 31, 1993
                                    ------------------      ----         ----       ----        ----   -----------------
NET ASSET VALUE                           (UNAUDITED)
   Beginning of period                    $   16.68      $   17.70    $   15.35    $ 13.67    $  11.88    $  10.00
                                          ---------      ---------    ---------    -------    --------    --------
OPERATIONS
   Net investment income (loss)               (0.05)         (0.08)       (0.05)     (0.04)      (0.04)       0.02
   Net realized and unrealized gains           3.30           0.68         3.50       2.35        1.99        1.89
                                          ---------      ---------    ---------    -------    --------    --------
      TOTAL FROM OPERATIONS                    3.25           0.60         3.45       2.31        1.95        1.91
                                          ---------      ---------    ---------    -------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                         --             --           --         --          --       (0.03)
   Net realized gains                         (1.77)         (1.62)       (1.10)     (0.63)      (0.16)         --
                                          ---------      ---------    ---------    -------    --------    --------
      TOTAL DISTRIBUTIONS                     (1.77)         (1.62)       (1.10)     (0.63)      (0.16)      (0.03)
                                          ---------      ---------    ---------    -------    --------    --------
NET ASSET VALUE
   End of period                          $   18.16      $   16.68    $   17.70    $ 15.35    $  13.67    $  11.88
                                          =========      =========    =========    =======    ========    ========

Total investment return*                      20.69%          3.12%       23.51%     17.63%      16.40%      19.09%

Net assets at end of period
   (000's omitted)                        $ 114,202      $ 128,259    $ 122,375    $88,075    $ 56,618    $ 22,070

RATIOS
   Expenses to average net assets              1.25%**        1.25%        1.25%      1.25%       1.25%       1.25%**
   Net investment income (loss)
      to average net assets                   (0.48%)**      (0.47%)      (0.36%)    (0.33%)     (0.45%)      0.24%**
   Average brokerage commission rate****  $  0.0597      $  0.0593          n/a        n/a         n/a         n/a
   Portfolio turnover rate
      (excluding short-term securities)        35.0%          72.4%        29.8%      51.3%       49.7%       57.6%


   * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A
     SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET
     ASSET VALUE.
  ** ANNUALIZED
 *** COMMENCEMENT OF OPERATIONS
**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE.


                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation Fund), IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth
Fund) are separate portfolios of IAI Investment Funds VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II, Inc. The Funds have an overall objective of long-term appreciation through investment in equity securities. This report covers only the Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $20,532,081 (5.4% of net assets) for Emerging Growth Fund and $924,472 (0.8% of net assets) for Midcap Growth Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchased cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes Capital Appreciation Fund had a capital loss carryover of approximately $944,000, at March 31, 1997 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund have available lines of credit of $15,000,000, $15,000,000, $4,650,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at September 30, 1997.

At September 30, 1997, the Funds are com-mitted to invest additional amounts in certain limited partnership investments held, as follows:


LIMITED PARTNERSHIP INVESTMENT COMMITMENTS
-------------------------------------------------------------------------------------
                                    EMERGING GROWTH FUND          MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------
Alta Berkeley III L.P.                  $    56,000                   $       --

Spectrum Equity Investors L.P.              156,000                       78,000
-------------------------------------------------------------------------------------
Total commitments                       $   212,000                   $   78,000
-------------------------------------------------------------------------------------


Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[3] FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% (1.40% for Capital Appreciation Fund) declining to 1.10% (1.30% for Capital Appreciation Fund and 1.00% for Growth Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                           CAPITAL                          EMERGING
                                        APPRECIATION                         GROWTH
                                            FUND                              FUND
--------------------------------------------------------------------------------------------------
                               Six months         Year ended       Six months         Year ended
                                  ended            March 31,          ended            March 31,
                            September 30, 1997       1997       September 30, 1997       1997
--------------------------------------------------------------------------------------------------
 SOLD                            3,797,740        6,546,069         5,407,227         17,915,439

 ISSUED FOR REINVESTED
   DISTRIBUTIONS                        --          101,100           274,710          4,566,040

 REDEEMED                       (3,438,563)      (4,205,462)      (11,195,014)       (25,206,397)
--------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
   SHARES OUTSTANDING              359,177        2,441,707        (5,513,077)        (2,724,918)
--------------------------------------------------------------------------------------------------

                                                                             MIDCAP
                                           GROWTH                            GROWTH
                                            FUND                              FUND
--------------------------------------------------------------------------------------------------
                               Six months         Year ended       Six months         Year ended
                                  ended            March 31,          ended            March 31,
                            September 30, 1997       1997       September 30, 1997       1997
--------------------------------------------------------------------------------------------------
 SOLD                              329,014        1,046,126         1,591,057          5,520,720

 ISSUED FOR REINVESTED
   DISTRIBUTIONS                    75,342          379,284           670,051            660,383

 REDEEMED                         (383,809)      (1,677,288)       (3,660,768)        (5,408,412)
--------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
   SHARES OUTSTANDING               20,547         (251,878)       (1,399,660)           772,691
--------------------------------------------------------------------------------------------------


                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                          Purchases                 Sales
-------------------------------------------------------------------------------
  CAPITAL APPRECIATION FUND            $   31,808,843           $  27,703,062
  EMERGING GROWTH FUND                 $   78,621,040           $ 192,098,222
  GROWTH FUND                          $    6,636,642           $   7,613,761
  MIDCAP GROWTH FUND                   $   38,559,537           $  68,424,328


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at September 30, 1997, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY


                                                      Secondary
IAI Fund                     Primary Objective        Objective                Portfolio Composition
 ...................................................................................................................................
IAI DEVELOPING               Capital Appreciation     --                       Equity securities of companies in developing
COUNTRIES FUND                                                                 countries

-----------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND       Capital Appreciation     Income                   Equity securities of non-U.S. companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND     Capital Appreciation     --                       Common stocks of small- to medium-sized emerging
                                                                               growth companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                  Capital Appreciation     --                       Common stocks of small- to medium-sized growth
APPRECIATION FUND                                                              companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND       Capital Appreciation     --                       Common stocks of medium-sized growth companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND            Capital Appreciation     --                       Common stocks of Upper Midwest companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND              Capital Appreciation     --                       Common stocks with potential for above-average
                                                                               growth and appreciation

-----------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND               Capital Appreciation     --                       Common stocks which are considered to be undervalued

-----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND   Capital Appreciation     Income                   Common stocks with potential for long-term
                                                                               appreciation, and common stocks that are expected to
                                                                               produce income
-----------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return            Income                   Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION                            short-term instruments
                              + INCOME]
-----------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                  Capital Preservation     Investment-grade bonds

-----------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                  Capital Preservation     U.S. Government securities

-----------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity     Income                   The portfolio has a maximum average maturity of 25
                                                                               months, investing primarily in investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity     Income                   The portfolio's average dollar-weighted maturity is
                                                                               less than 90 days, investing in high quality, money
                                                                               market securities
-----------------------------------------------------------------------------------------------------------------------------------


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700